SECURITIES AND EXCHANGE COMMISSION


"                             Washington, D.C. 20549"



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



"       Date of Report (Date of earliest event reported) :March 27,2000"


                       Saxon Asset Securities Trust 2000-1
"             Mortgage Loan Asset Backed Certificates, Series 2000-1"

             (Exact name of registrant as specified in its charter)


     Virginia                      333-59479-01               52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                     Identification No.)


"                    4880 Cox Road, Glen Allen, Virginia 23060"
               (Address of principal executive offices) (Zip Code)


"       Registrant's telephone number, including area code:(804)967-7400"

                                       N/A
"       (Former name or former address, if changed since last report.)"



                                   Page 1 of 4
                 This report consists of 7 consecutively numbered pages.

Item 5.   Other Events.

	  "On March 27,2000 distributions were made to the Certificateholders." Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

"           Statement to Certificateholders on March 27,2000 filed"
               as Exhibit 99.1 hereto.

"Pursuant to the requirements of the Securities Exchange Act of 1934,the" registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 2000-1
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 2000-1


"Date: March 27, 2000     By:  /s/ Bradley D. Adams"
                                ---------------
                                Bradley D. Adams
                                Sr. Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
"                         March 27,2000"

                                  Exhibit 99.1

"             Monthly Certificateholder Statement on March 27,2000"


Distribution Date:			25-Apr-00

			Original	Beginning			Interest	Certificates	Certificates	Applied		Ending
			Certificate	Certificate	Principal	 Interest 	Carry Forward	Carryover	Carryover	Realized Loss	Total	Certificate
Class		Cusip #	Balance	Balance	Distribution	 Distribution 	Amount	Amount Paid	Amount	Amount	Distribution	Balance
AF-1	clsAF1	805564FC0	"100,000,000.00"	"98,654,717.50"	"1,706,310.63"	"623,580.03 "	 -   	N/A	N/A	N/A	"2,329,890.66"	"96,948,406.87"
AF-2	clsAF2	805564FD8	"42,000,000.00"	"42,000,000.00"	 -   	"269,850.00 "	 -   	N/A	N/A	N/A	"269,850.00"	"42,000,000.00"
AF-3	clsAF3	805564FE6	"40,000,000.00"	"40,000,000.00"	 -   	"258,500.00 "	 -   	N/A	N/A	N/A	"258,500.00"	"40,000,000.00"
AF-4	clsAF4	805564FF3	"30,000,000.00"	"30,000,000.00"	 -   	"201,875.00 "	 -   	N/A	N/A	N/A	"201,875.00"	"30,000,000.00"
AF-5	clsAF5	805564FG1	"21,914,000.00"	"21,914,000.00"	 -   	"151,663.14 "	 -   	N/A	N/A	N/A	"151,663.14"	"21,914,000.00"
AF-6	clsAF6	805564FH9	"26,000,000.00"	"26,000,000.00"	 -   	"173,441.67 "	 -   	N/A	N/A	N/A	"173,441.67"	"26,000,000.00"
MF-1	clsMF1	805564FJ5	"15,386,000.00"	"15,386,000.00"	 -   	"106,868.59 "	 -   	N/A	N/A	 -   	"106,868.59"	"15,386,000.00"
MF-2	clsMF2	805564FK2	"10,457,000.00"	"10,457,000.00"	 -   	"76,074.68 "	 -   	N/A	N/A	 -   	"76,074.68"	"10,457,000.00"
BF-1	clsBF1	805564FL0	"8,964,000.00"	"8,964,000.00"	 -   	"72,907.20 "	 -   	N/A	N/A	 -   	"72,907.20"	"8,964,000.00"
BF-1A	clsBF2	805564FM8	"4,034,000.00"	"3,808,525.92"	"329,186.18"	"28,532.21 "	 -   	N/A	N/A	 -   	"357,718.38"	"3,479,339.74"
AV-1	clsAV1	805564FN6	"128,000,000.00"	"126,434,612.66""1,246,376.70""648,275.92"	-	 -   	 -   	N/A	"1,894,652.62""125,188,235.96"
MV-1	clsMV1	805564FP1	"13,600,000.00"	"13,600,000.00"	 -   	"71,813.67 "	 -   	 -   	 -   	 -   	"71,813.67"	"13,600,000.00"
MV-2	clsMV2	805564FQ9	"10,000,000.00"	"10,000,000.00"	 -   	"55,945.83 "	 -   	 -   	 -   	 -   	"55,945.83"	"10,000,000.00"
BV-1	clsBV1	805564FR7	"5,200,000.00"	"5,200,000.00"	 -   	"33,825.28 "	 -   	 -   	 -   	 -   	"33,825.28"	"5,200,000.00"
BV-1A	clsBV2	805564FS5	"3,200,000.00"	"2,874,349.78"	"299,223.53"	"21,952.85 "	 -   	 -   	 -   	 -   	"321,176.38"	"2,575,126.25"
Class C	clsC	80556C2	N/A	N/A	N/A	"302,567.64 "	N/A	N/A	N/A	N/A	"302,567.64"	N/A
Class R	clsR	80556R2	N/A	N/A	N/A	 -   	N/A	N/A	N/A	N/A	 -   	N/A
TOTALS			"458,755,000.00"	"455,293,205.86"	"3,581,097.04"	" 3,097,673.69 "					"6,678,770.73"	"451,712,108.82"

Group I			"298,755,000.00"	"297,184,243.42"	"2,035,496.81"	"1,963,292.51"					" 3,998,789.32 "	" 295,148,746.61 "
Group II			"160,000,000.00"	"158,108,962.44"	"1,545,600.23"	"831,813.54"					" 2,377,413.77 "	" 156,563,362.21 "





One Month LIBOR RATE				6.12500%

"Factor Information per $1,000 of the Original Balance"

			Principal	Interest	Interest	 Certificates 	 Certificates 	End Prin	Current Pass
Class		Cusip #	Distribution	Distribution	 Carry Forward	 Carryover  	 Carryover Paid 	Balance	Through Rate
AF-1		805564FC0	17.06311	6.23580	0.00000	N/A	N/A	969.48407	7.58500%
AF-2		805564FD8	0.00000	6.42500	0.00000	N/A	N/A	"1,000.00000"	7.71000%
AF-3		805564FE6	0.00000	6.46250	0.00000	N/A	N/A	"1,000.00000"	7.75500%
AF-4		805564FF3	0.00000	6.72917	0.00000	N/A	N/A	"1,000.00000"	8.07500%
AF-5		805564FG1	0.00000	6.92083	0.00000	N/A	N/A	"1,000.00000"	8.30500%
AF-6		805564FH9	0.00000	6.67083	0.00000	N/A	N/A	"1,000.00000"	8.00500%
MF-1		805564FJ5	0.00000	6.94583	0.00000	N/A	N/A	"1,000.00000"	8.33500%
MF-2		805564FK2	0.00000	7.27500	0.00000	N/A	N/A	"1,000.00000"	8.73000%
BF-1		805564FL0	0.00000	8.13333	0.00000	N/A	N/A	"1,000.00000"	9.76000%
BF-1A		805564FM8	81.60292	7.07293	0.00000	N/A	N/A	862.50366	8.99000%
AV-1		805564FN6	9.73732	5.06466	0.00000	0.00000	0.00000	978.03309	6.36500%
MV-1		805564FP1	0.00000	5.28042	0.00000	0.00000	0.00000	"1,000.00000"	6.55500%
MV-2		805564FQ9	0.00000	5.59458	0.00000	0.00000	0.00000	"1,000.00000"	6.94500%
BV-1		805564FR7	0.00000	6.50486	0.00000	0.00000	0.00000	"1,000.00000"	8.07500%
BV-1A		805564FS5	93.50735	6.86026	0.00000	0.00000	0.00000	804.72695	9.16500%









		"If there are any questions or comments, please contact:"

		Joan Dolce
		Saxon Mortgage
		4880 Cox Road
		"Glen Allen, VA  23060"
		(804) 967-5814

		"Investor Relations, contact Ivy Dymacek" visit our web site www.saxonmortgage.com



									Group I	Group II
		Aggregate Scheduled Mortgage Principal Balance							" 295,706,125.43 "	" 157,189,187.50 "
		Prepayment Amount							" 1,516,194.51 "	" 1,175,816.62 "
		Substitution Shortfall Amount							 -   	 -
		Repurchase Amounts							 -   	 -
		Other Recoveries							 -   	 -
		Extra Principal Distribution Amount							" 2,550.00 "	 -
		Applied Realized Loss Amount							 -   	 -
		Unpaid Realized Loss Amount							 -   	 -

									Group I	Group II
		Net Rate							9.89952%	9.65774%
		Largest Mortgage Loan Balance							"499,104.09"	"878,153.96"
		Servicing Fees							"126,420.38"	"66,014.73"
		Master Servicing Fees							"12,392.18"	"6,601.48"


		The Number and Aggregate Principal Balances
		  of all Delinquent Mortgage Loans as of the Remittance Date

					Group I			 Group II
				Category	Number	Percentage	Principal Balance	 Number 	Percentage	Principal Balance
				30-59 Days	 71 	2.22522%	"6,580,116.47"	59 	4.27732%	" 6,723,478.94 "
				60-89 Days	 22 	0.58383%	"1,726,418.38"	 15 	1.11588%	" 1,754,048.54 "
				90+ Days	 4 	0.18826%	" 556,697.65 "	 4 	0.59748%	" 939,175.54 "


									Group I	Group II
		Number of Mortgage Loans in Foreclosure Proceedings							13	2
		Scheduled Principal Balance of all Mortgage Loans in Foreclosure Proceedings							"1,911,080.10"	"317,721.72"
		Number of Mortgage Loans in Foreclosure in Prior Month							 - 	 -
		Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior Month							 -   	 -


									Group I	Group II
		Number of Mortgagors in Bankruptcy Proceedings							7	1
		Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings							"607,564.21"	"81,067.53"


									Group I	Group II
		Number of any REO Properties							 - 	 -
		Book Value of any REO Properties							 -   	 -


							Group I		Group II
						Servicer	Number	Principal Balance	Number	Principal Balance
		Number of 60+ Delinquent Loans				Meritech	 39 	" 4,194,196.13 "	 21 	" 3,010,945.80 "


		Amount on Deposit in Asset Proceeds Account								"6,678,770.73"

		Interest								"3,728,633.40"

		Scheduled Principal								"258,126.20"

		Unscheduled Principal								"2,692,011.13"













									Group I	Group II
		Realized Losses for the current period							 -   	 -
		Cumulative Realized Losses							 -   	 -
		Applied Realized Losses							 -   	 -
		Unpaid Realized Losses							 -   	 -


									Group I	Group II
		Trigger Event							Has not occurred	Has not occurred
		Subordinate Trigger Event							Has not occurred	Has not occurred


		Overcollateralization Target Amount							"8,962,731.54"	"4,400,026.15"
		Overcollateralization Amount							"557,378.82"	"625,825.29"

















							REO Properties



Group I
		Loan Number		Book Value		Foreclosure Date		Original LTV Ratio		Paid Thru Date





Group II
		Loan Number		Book Value		Foreclosure Date		Original LTV Ratio		Paid Thru Date



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